CONSULTING AGREEMENT

     AGREEMENT, made this day 18th of October, 2004 by and between Dermisonics, Inc., having its principal place of business at Four Tower Bridge, 200 Bar Harbor Drive, West Conshohocken, Pennsylvania 19428-2977 (hereinafter the "Company") and Ananda Capital Partners, Inc. a Florida corporation having an address at 8018 Mizner Lane, Boca Raton FL 33433 (hereinafter the "Consultant").

     WHEREAS, the Company desires to retain the Consultant for consulting services in connection with financial and investor public relations and related matters in the United States and the Consultant desires to provide such services as set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

A.   CONSULTATION

     1.     Consultant.  The  Company hereby retains the Consultant to render to
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the  Company  the  consulting services as described in Section B hereof, and the
Consultant hereby accepts such assignment upon the terms and conditions hereinafter set forth.

     2.     Independent  Relationship.  The  Consultant  shall  provide  the
            -------------------------
consulting services required to be rendered by it hereunder solely as an independent contractor and nothing contained herein shall be construed as giving rise to an employment or agency relationship, joint venture, partnership or other form of business relationship.

     3.     No  Authority  to  Obligate the Company.  Without the consent of the
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board  of  directors or appropriate officer of the Company, the Consultant shall have no authority to take, nor shall it take, any action committing or obligating the Company in any manner, and it shall not represent itself to others as having such authority.

     4.     Term.  The  term  of  the  Consultant's  consultation to the Company
            ----
hereunder shall commence as of the date hereof and shall extend for a term of one year.

B.   OBLIGATIONS  OF  THE  CONSULTANT

     1.     Consulting  Services.  During the term of this Agreement, Consultant
            --------------------
will render advice and assistance to the Company on business related matters and in connection therewith the Consultant shall:


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          a.     Establish  a financial public relations methodology designed to increase  awareness  of  the  Company  within  the  investment  community.

          b. Assist the Company in the accurate communication and dissemination of its business plan as well as other relevant information provided by the company to the financial marketplace.

          c. Expose the Company to a broad network of active retail brokers, financial analysts, institutional fund managers, private investors and active financial newsletter writers.

          d.     Assist the Company in obtaining financial institution coverage.

          e. Assist the Company in preparing the Company's due diligence reports, corporate profile and fact sheets for the investment community.

          f. Assist the Company in preparing investment conferences with financial institutions or individual investors.

          g. Conduct telemarketing campaigns to the investment community and brokerage community and conduct teleconferences, Company executive(s), brokers, financial analysts, fund managers and other interested participants.

          h. Assist the Company in the preparation of all press releases and coordinate the release thereof by way of a Company paid account with PR NewsWire or BusinessWire.

          i. Create, build and continually enhance an email database of all brokers, investors, analysts and media contacts who have expressed an interest in receiving on-going information on the Company.

          j. E-mail press releases, corporate announcements, broker updates and Company news developments to the Consultant's e-mail database of brokers, institutional fund managers, financial analysts and industry professionals.

          k. Serve as the Company's external publicist and endeavor to obtain media coverage relating to the Company in both trade and industry press, on local and national radio and/or TV programming, in subscription-based financial newsletters, and on the worldwide web.

          l. Introduce the Company to various fund managers and institutional investors.


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ALL  OF  THE FOREGOING CONSULTANT PREPARED DOCUMENTATION CONCERNING THE COMPANY,
INCLUDING, BUT NOT LIMITED TO, DUE DILIGENCE REPORTS, CORPORATE PROFILE, FACT SHEETS, AND QUARTERLY NEWSLETTERS, SHALL BE PREPARED BY THE CONSULTANT FROM MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY IN WRITING PRIOR TO DISSEMINATION BY THE CONSULTANT.

     2.   Nonexclusive  Engagement;  Extent  of  Services.
          -----------------------------------------------

          a. The parties agree that the consultation contemplated by this Agreement is a nonexclusive engagement and that the Consultant now renders and may continue to render consulting services to other companies which may or may not conduct activities similar to those of the Company.

          b. The Consultant will devote such time and effort to the affairs of the Company as the Consultant deems reasonable and adequate to render the consulting services contemplated by this Agreement. The Consultant's work will not include any services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of certified public accountants.

     3.     Confidentiality.  The  Consultant  will  not,  either  during  its
            ---------------
engagement by the Company pursuant to this Agreement or at any other time thereafter, disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of the Company or any of its affiliates in any way acquired or used by the Consultant during its engagement by the Company. Confidential information, knowledge or data of the Company and its affiliates shall not include any information which is or becomes generally available to the public other than as a result of a disclosure by the Consultant or its representatives.

C.   OBLIGATIONS  OF  THE  COMPANY.

     1.   Compensation.
          ------------

          Subject to the provisions of Section b, below, in consideration of the services to be rendered by the Consultant hereunder, the Company shall issue to the Consultant or his designees an aggregate of 100,000 fully paid and non-assessable shares (the "Shares") of the common stock of the Company, par value $0.01 per share.

          b. In connection with, and in consideration of, the issuance of the Shares to the Consultant, the Consultant hereby agrees with and represents and warrants to the Company as follows:


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               i.     The  Consultant  is  acquiring  the  Shares  for  the
undersigned's own account, for investment purposes only and not with a view toward their resale or distribution.

               ii. The Consultant understands that the Shares are not freely transferable and will not be freely transferable for an extended period of time and that, as a consequence thereof, the undersigned may have extremely limited opportunities to dispose of the Shares. The Consultant understands that Rule 144 of the Securities Act of 1933, as amended (the "Act") permits the transfer of "restricted securities" of the type herein involved under certain conditions, but the Company may not in the future meet the conditions to the application of Rule 144, including, inter alia, the condition that current detailed information concerning the Company be publicly available.

               iii. The Consultant will not transfer any of the Shares either (a) in the absence of an effective registration under the Act and state securities laws ("Laws"), or (b) without obtaining an opinion of an counsel reasonably acceptable to the Company, which opinion shall be addressed, and satisfactory in form and substance, to the Company and its counsel, stating that the transaction is exempt from the registration requirements of the Act and Laws.

               iv. Until freely transferable, the Company may refuse to authorize any transfer by the Consultant of any of the Shares if the proposed transferee does not make written representations and agreements to the Company and the undersigned in form and substance similar to those contained herein, or if any circumstances are present which reasonably indicate that such transferee's representations are not accurate.

               v. A stop transfer order will be entered on the Company's records respecting the Shares and a restrictive legend will be affixed to the certificate evidencing the Shares substantially in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION
     NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


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In addition, the Company shall be entitled to imprint the certificate evidencing the  Shares  with  any  State  legend,  if  required.

               vi. The Consultant agrees to save, hold harmless, defend and indemnify the Company from any claims, liabilities, or nonperformance by the undersigned of any representation, warranty or agreement contained in this letter.

               vii. The Consultant and the Company have simultaneously entered into the Registration Rights Agreement dated October 18, 2004, a copy of which is attached hereto as Exhibit "A."

     2.   Reimbursement  of  Expenses.
          ---------------------------

          a.     Out-of-Pocket  Expenses.  The  Company  shall  reimburse  the
                 -----------------------
Consultant for actual out-of-pocket expenses including, but not limited to, facsimile, postage, printing, photocopying, and entertainment, incurred by the Consultant without the prior consent of the Company and in connection with the performance by the Consultant of its duties hereunder in amounts up to three hundred dollars ($300) per month. The prior consent of the Company shall be required for reimbursement of expenses in excess of three hundred dollars ($300) per month.

          b.     Travel  and  Related Expenses.  The Company shall reimburse the
                 -----------------------------
Consultant for the costs of all travel and related expenses incurred by the Consultant in connection with the performance of its services hereunder, provided that all such costs and expenses have been authorized, in advance, by the Company.

          c.     General.  Expenses  shall  be  due  and payable when billed and
                 --------
after  they  have  been  incurred.

D.   MISCELLANEOUS.

     1.     Entire  Agreement.  This  Agreement  contains  the  entire agreement
            -----------------
between the parties with respect to the engagement of Consultant by the Company as a consultant and supersedes and replaces any and all prior understandings, agreements or correspondence between the parties relating to the subject matter hereof.

     2.     Modification  and  Waiver.  No supplement, modification or amendment
            -------------------------
of this Agreement shall be binding unless executed in writing by both the parties hereto. No waiver of any other provisions hereof (whether or not similar) shall be binding unless executed in writing by both the parties hereto nor shall such waiver constitute a continuing waiver.


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     3.     Governing  Law.  This  Agreement  has  been  made  in  and  shall be
            --------------
interpreted according to the laws of the State of Nevada without any reference to the conflicts of laws rules thereof. The parties hereto submit to the jurisdiction of the courts of Clark County in the State of Nevada for the purpose of any actions or proceedings that may be required to enforce any of the provisions of this agreement.

     4.     Successors  and  Assigns.  This Agreement shall inure to the benefit
            ------------------------
of and be binding upon the Company and its successors and assigns and upon the Consultant and the Consultant's successors and assigns.

     5.     Severability.  If  any  provision  or  provisions  of this agreement
            ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          a. the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

          b. to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.     Further  Assurances.  From  and  after the execution and delivery of
            -------------------
this Agreement, upon request of either party, the other shall do, execute, acknowledge and deliver all such further acts, assurances and other instruments and papers as may be required to carry out the transactions contemplated by this agreement.

     7.     Headings.  The  headings  of  the  paragraphs  of this agreement are
            --------
inserted for convenience only and shall not be deemed to constitute part of this agreement or to affect the construction hereof.

     8.     Notices.  Any  notice  to  be  given  hereunder  shall  be  given in
            -------
writing. All notices under this Agreement shall be either hand delivered receipt acknowledged, or sent by registered or certified mail, return receipt requested as follows:

          (a) If to the Company, to:    Dermisonics, Inc.
                                        2 Park Plaza, Suite 450
                                        Irvine, California 92614
                                        Attn.: Bruce H. Haglund
                                        Facsimile No.: (949) 733-1188


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                with a copy to:         Ruffa & Ruffa, P.C.
                                        150 East 58th Street,33rd Floor
                                        New York, NY 10155
                                        Attn.: William P. Ruffa, Esq.
                                        Facsimile No.: (212) 759-7696

          (b) If to the Consultant, to: Ananda Capital Partners, Inc.
                                        8018 Mizner Lane
                                        Boca Raton, FL 33433
                                        Facsimile No.: (561) 477-7649
                                        Attn: Miron Leshem

                with a copy to:         Blank Rome
                                        1200 N Federal Hwy
                                        Boca Raton FL 33431
                                        Attn.: Bruce Rosetto, Esq.
                                        Facsimile No.: (561) 417-8186

All such notices shall be deemed given when delivered, if personally delivered as aforesaid, or within five business days after mailing, as aforesaid.

     9.     Execution.  This  Agreement  may  be  executed  in  two  or  more
            ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

DERMISONICS, INC.                         ANANDA CAPITAL PARTNERS, INC.


By:
     --------------------------           ------------------------------
     Bruce H. Haglund, Chairman           Miron Leshem, President


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